UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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The Marsico Investment Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Marsico Investment Fund

Marsico Focus Fund

Marsico Growth Fund

Marsico 21st Century Fund

Marsico International Opportunities Fund

P. O. Box 3210

Milwaukee, WI 53201-3210

888.860.8686

December 16, 2005

Dear Shareholder:

On behalf of the Board of Trustees of The Marsico Investment Fund (the “Trust”) and each of its series named above (each a “Fund” and, collectively, the “Funds”), I invite you to a special meeting of shareholders of the Funds to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on February 8, 2006, at 10:00 a.m., Mountain Time. The special meeting and any adjournment(s) or postponement(s) of the meeting are referred to in this document as the “Special Meeting.”

The purpose of the Special Meeting is to ask shareholders to consider the following proposals: (1) to elect the following eight nominees as the Board of Trustees for the Funds: Thomas F. Marsico, J. Jeffrey Riggs, Walter A. Koelbel, Jr., Michael D. Rierson, Joseph T. Willett, Jay S. Goodgold, Elizabeth Hoffman and Christopher E. Kubasik; and (2) to transact such other business as may properly come before the Special Meeting (including any adjournments or postponements thereof).

We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposals is contained in the enclosed materials. Your vote is important to us regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on February 8, 2006. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE TO MAKE YOUR DECISION AND TO VOTE IS ENCLOSED. To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope. You may vote by mail, of if you prefer you may instead, vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call toll-free 1-800-690-6903.	(2) Go to the website listed on your Proxy Card.

(3) Follow the simple recorded instructions.	(3) Follow the simple instructions at the website.

If we do not receive your executed proxy after a reasonable amount of time you may receive a telephone call from MIS, an ADP Company, reminding you to vote your shares.

PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE YOU SAVE THE FUNDS THE TROUBLE AND EXPENSE OF FURTHER SOLICITING YOUR VOTE.

If you are a beneficial shareholder and your broker holds your shares in its name, the broker may be permitted to vote your shares on the proposal relating to the election of Trustees and other proposals if the broker does not receive instructions from you.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Card or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please call the Marsico Funds toll-free at 888-860-8686.

Sincerely,

/s/ Thomas F. Marsico
Thomas F. Marsico
President and Chief Executive Officer
The Marsico Investment Fund

The Marsico Investment Fund

Marsico Focus Fund

Marsico Growth Fund

Marsico 21st Century Fund

Marsico International Opportunities Fund

P. O. Box 3210

Milwaukee, WI 53201-3210

888.860.8686

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 8, 2006

To the Shareholders:

The Marsico Investment Fund (the “Trust”) and each of its series named above (each a “Fund” and collectively the “Funds”) will hold a special meeting of shareholders at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on February 8, 2006, at 10:00 a.m., Mountain Time. The special meeting and any adjournment(s) or postponement(s) of the meeting are referred to in this notice as the “Special Meeting.” The Special Meeting will be held for the following purposes:

1.	To elect the Board of Trustees of the Trust; and

2.	To transact such other business as may properly come before the Special Meeting (including any adjournments or postponements thereof).

You are entitled to vote at the Special Meeting (including any adjournment(s) or postponement(s) thereof) if you owned shares of any Fund listed above at the close of business on November 30, 2005 (the “Record Date”).

Whether or not you plan to attend the Special Meeting in person, please vote your shares. You may vote by mail, or if you prefer you may instead, vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call toll-free 1-800-690-6903.	(2) Go to the website listed on your Proxy Card.

(3) Follow the simple recorded instructions.	(3) Follow the simple instructions at the website.

Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you are a beneficial shareholder and your broker holds your shares in its name, the broker may be permitted to vote your shares on the proposal relating to the election of Trustees and other proposals if the broker does not receive instructions from you.

PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID

THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees

/s/ Mary L. Watson
Mary L. Watson
Vice President and Secretary
The Marsico Investment Fund

December 16, 2005

The Marsico Investment Fund

Marsico Focus Fund

Marsico Growth Fund

Marsico 21st Century Fund

Marsico International Opportunities Fund

P. O. Box 3210

Milwaukee, WI 53201-3210

888.860.8686

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 8, 2006

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF THE MARSICO INVESTMENT FUND (THE “TRUST”), on behalf of each of its series named above (each a “Fund” and collectively, the “Funds”), to be voted at a special meeting of shareholders to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on February 8, 2006, at 10:00 a.m., Mountain Time, for the purpose set forth below and described in greater detail in this Proxy Statement. The special meeting and any adjournment(s) or postponement(s) of the meeting are referred to in this Proxy Statement as the “Special Meeting.”

Proposal	Funds Affected
Election of Board of Trustees of the Trust	All Funds

Transact Such Other Business as May Properly Come Before the Special Meeting (including any adjournments or postponements thereof)	All Funds

You are entitled to vote at the Special Meeting (including any adjournment(s) or postponement(s) thereof) if you owned shares of any Fund at the close of business on November 30, 2005 (“Record Date”). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about December 16, 2005.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either (1) deliver to the Funds a subsequently dated Proxy Card (by written proxy or through one of the appropriate websites), (2) call the toll-free number on your Proxy Card, (3) deliver to the Funds a written notice of revocation at the address stated above, or (4) otherwise give notice of revocation at the Special Meeting. In all cases, any action to revoke a proxy must be taken prior to the exercise of the authority granted in the proxy. If shares beneficially owned by a shareholder are held by a broker in its name, the broker may be permitted to vote the shareholder’s shares on the proposal relating to the election of Trustees and other proposals if the broker does not receive instructions from the shareholder.

The presence at the Special Meeting, in person or by proxy, of the holders of one-third (1/3) of the outstanding shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. Election of Trustees is by a plurality of votes cast by shareholders of the Funds. The votes of each Fund of the Trust will be counted together with respect to the election of nominees.

If a shareholder wishes to participate in the Special Meeting, the shareholder may attend the Special Meeting in person whether or not the shareholder submitted the Proxy Card (or otherwise authorized the execution of a proxy by telephone or through the Internet).

The most recent annual report of the Funds, including financial statements, for the fiscal year ended September 30, 2005, has been mailed previously to shareholders. If you would like to receive additional copies of this report free of charge, please contact the Funds by writing to P.O. Box 3210, Milwaukee, WI 53201-3210 or by calling 1-888-860-8686. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1 - All Funds

ELECTION OF TRUSTEES

What are shareholders being asked to approve?

The purpose of this proposal is to elect the Board of Trustees (the “Board”). It is intended that the enclosed Proxy Card will be voted in the election of the eight (8) nominees for the positions of Trustees of the Funds listed below (each a “Nominee” and collectively, the “Nominees”). The five (5) Nominees whose names are preceded by an asterisk (*) are currently Trustees of the Funds, and each such incumbent Trustee has served in that capacity since originally elected or appointed.

Who are the Nominees to the Board?

Information about the Nominees, including their addresses, dates of birth and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, is set forth in the table below. Each Nominee has agreed to serve on the Board if elected by shareholders. A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (an “Independent Trustee”). As noted above, all Nominees whose names are preceded by an asterisk (*) are currently Trustees of the Trust, and each such incumbent Trustee has served in that capacity since originally elected or appointed. Each of the non-incumbent Nominees was recommended to the Nominating Committee for its further consideration by the Trust’s chief executive officer.

Name, Address, and Age	Position(s) with the Funds, Term of Office(1), and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee
Independent Nominees

*Walter A. Koelbel, Jr. 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1952	Trustee Since December 1997	President, and other positions, Koelbel and Company (real estate development company) (December 1976 – present).	4	None

Name, Address, and Age	Position(s) with the Funds, Term of Office(1), and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee
Independent Nominees

*Michael D. Rierson 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1952	Trustee Since November 1998	Vice President and Vice Chancellor for University Advancement at the University of Houston and UH System, respectively (October 2005 - present); President and Vice President of University Advancement at University of South Florida Foundation and University of South Florida (May 2001 – September 2005); Vice President, University Advancement at University of Miami (September 1998 - May 2001).	4	None

*Joseph T. Willett 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1951	Trustee Since November 2002	Private investor (2002 - present); Chief Operating Officer, Merrill Lynch Europe (1998-2002).	4	None

Jay S. Goodgold(2) 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1954	Nominee	Private investor (2003-present); Managing Director, Goldman, Sachs & Co. (August 1978 - June 2003).	4	None

Elizabeth Hoffman 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1946	Nominee	President Emerita and Professor of Economics and Public Affairs, University of Colorado (August 2005 -present); President, University of Colorado (September 2000 – July 2005).	4	None

Christopher E. Kubasik 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1961	Nominee	Chief Financial Officer, Lockheed Martin Corp. (February 2001 – present); Vice President and Controller, Lockheed Martin Corp. (November 1999 – January 2001).	4	None

Name, Address, and Age	Position(s) with the Funds, Term of Office(1), and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee
Interested Nominees

*Thomas F. Marsico(3) 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1955	Trustee, President and Chief Executive Officer Since December 1997	Chief Executive Officer, Marsico Capital Management, LLC (September 1997 – present).	4	None

*J. Jeffrey Riggs(4) 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1953	Trustee Since December 1997	President, Essex Financial Group, Inc. (commercial mortgage bank) (more than five years); Principal, Baron Properties, LLC (January 1997 – present).	4	None

*	This Nominee is currently a Trustee of the Trust.
(1)	Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal.
(2)	During Mr. Goodgold’s employment at Goldman, Sachs & Co. (“Goldman”), which terminated in June, 2003, he was primarily responsible for Goldman’s relationship with Marsico Capital Management, LLC (“MCM”), the investment adviser to the Funds. In this position, the bonus component of Mr. Goodgold’s compensation was based, in part, on the amount of revenues generated indirectly from brokerage commissions for securities transactions that Goldman executed for MCM on behalf of its clients. Mr. Goodgold received no direct commissions for securities transactions that Goldman executed for MCM clients.
(3)	Mr. Thomas Marsico is considered an Interested Trustee of the Trust because of his affiliation with Marsico Capital Management, LLC, the investment adviser to the Funds. Mr. Thomas Marsico and Mr. Christopher Marsico, an officer of the Trust, are brothers.
(4)	The Trust treats Mr. Riggs as an Interested Trustee for certain purposes due to a business relationship with Mr. Thomas Marsico whereby Mr. Marsico has invested personal assets in certain partnerships for which Mr. Riggs acts as principal.

The Trust’s Trust Instrument does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at any time when less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy will only be filled by a vote of the shareholders.

Executive Officers

Officers of the Trust are appointed by the Board of Trustees to oversee the day-to-day activities of the Funds. Information about the executive officers of the Trust, including their principal occupations during the past five years, is attached to this Proxy Statement as Appendix A.

Share Ownership

As of the Record Date, the Nominees and Executive Officers of the Trust owned in the aggregate approximately1.56% of the outstanding shares of the Marsico Focus Fund (the “Focus Fund”), 2.31% of the outstanding shares of the Marsico Growth Fund (the “Growth Fund”), 6.78% of the outstanding shares of the Marsico 21st Century Fund (the “21st Century Fund”), and 8.85% of the outstanding shares of the Marsico International Opportunities Fund (the “International Opportunities Fund”).

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund addressed by this Proxy Statement and of all Funds in the Fund complex as of November 1, 2005. The information as to beneficial ownership is based on statements furnished by each Nominee.

	Dollar Range of Equity Securities in the Trust		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies
Name of Nominee

Walter A. Koelbel, Jr.(1)	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	Over $100,000
	21st Century Fund	Over $100,000
	International Opportunities Fund	Over $100,000

Michael D. Rierson(1)	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	$50,001 - $100,000
	21st Century Fund	$50,001 - $100,000
	International Opportunities Fund	$50,001 - $100,000

Joseph T. Willett(1)	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	Over $100,000
	21st Century Fund	$1 - $10,000
	International Opportunities Fund	$1 - $10,000

Jay S. Goodgold	Focus Fund	Over $100,000	Over $100,000

Elizabeth Hoffman	None		None

Christopher E. Kubasik	None		None

Interested Nominee

Thomas F. Marsico	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	Over $100,000
	21st Century Fund	Over $100,000
	International Opportunities Fund	Over $100,000

J. Jeffrey Riggs(1)	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	Over $100,000
	21st Century Fund	Over $100,000
	International Opportunities Fund	Over $100,000

(1)	Messrs. Koelbel, Rierson, Willett and Riggs are participants in The Marsico Investment Fund Trustees Deferred Fee Plan (the “Plan”), which beneficially owns securities of the Funds. Messrs. Koelbel, Rierson, Willett and Riggs do not have beneficial ownership of Fund securities through their participation in the Plan.

The Board of Trustees is currently composed of two Interested Trustees and three Independent Trustees. It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the recent fiscal year ended September 30, 2005, the Board met four times. Each incumbent Trustee attended 100% of the meetings of the Board held during the last fiscal year, including the meetings of the Board’s standing Committees on which such Trustee was a member. The Trust does not hold annual shareholder meetings, and therefore the Board of Trustees does not have a policy with regard to Trustee attendance at such meetings.

Compensation

The Trustees of the Funds set their level of compensation, which may be subject to change from time to time. The Trustees of the Funds who are officers or employees of Marsico Capital Management, LLC (the “Adviser” or “MCM”) receive no remuneration from the Funds. Each of the other Trustees is currently paid an annual retainer of $28,000, a fee of $3,000 for each regular meeting attended, and a fee of $2,000 and $1,000, respectively, for each Audit Committee and Nominating Committee meeting attended and is reimbursed for the expenses of attending meetings. Mr. Willett receives an additional $5,000 fee for his role as chairman of the Audit Committee. For the fiscal year ended September 30, 2005, the Trust paid the following compensation to the Trustees.

INTERESTED TRUSTEES

	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds
Thomas F. Marsico	$0	—	—	$0
J. Jeffrey Riggs(1)	$43,000	—	—	$43,000

NON-INTERESTED TRUSTEES

	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds
Rono Dutta(1)(2)	$23,000	—	—	$23,000
Walter A. Koelbel, Jr.(1)	$49,000	—		$49,000
Federico Peña(3)	$33,000	—	—	$33,000
Michael D. Rierson(1)	$49,000	—	—	$49,000
Joseph T. Willett(1)	$54,000	—	—	$54,000

(1)	Participant in the Marsico Investment Fund Trustees Deferred Fee Plan (the “Plan”). Fiscal year 2005 compensation directed to the Plan consisted of $43,000, $23,000 $49,000, $49,000 and $54,000 allocated on behalf of Messrs. Riggs, Dutta, Koelbel, Rierson and Willett respectively, pursuant to the Plan.
(2)	Mr. Dutta resigned his position as Trustee effective April 12, 2005.
(3)	Mr. Peña resigned his position as Trustee effective June 30, 2005.

Standing Committees

The Board of Trustees of the Trust currently has three standing committees: the Audit Committee, Valuation Committee, and Nominating Committee.

Audit Committee

The members of the Audit Committee, which is comprised entirely of Independent Trustees, are Walter A. Koelbel, Jr., Michael D. Rierson and Joseph T. Willett. The primary purpose of the Audit Committee, which meets at least twice annually, is to assist the full Board in fulfilling certain of its responsibilities by overseeing (i) the integrity of the Funds’ financial statements and the independent audit thereof; (ii) the Funds’ accounting and financial reporting processes and internal control over financial reporting, and, as the Committee deems appropriate, to inquire into the internal controls of third party service providers; (iii) the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits, and (iv) the qualifications, independence and performance of the Funds’ independent auditors. There were two Audit Committee meetings held during the fiscal year ended September 30, 2005.

Valuation Committee

The Valuation Committee includes Thomas F. Marsico and any one available Independent Trustee. The purpose of the Valuation Committee is to oversee the implementation of the Trust’s valuation procedures and to assist as necessary in overseeing the making of fair value determinations in good faith by the Adviser on behalf of the Board as specified in the valuation procedures established by, and under the general supervision of, the Funds’ Board of Trustees. The Committee meets on an as-needed basis to establish prices of securities for which market quotations are not readily available or readily determinable pursuant to the Funds’ valuation procedures. Meetings may be held in person or by telephone conference call. The Valuation Committee did not convene during the fiscal year ended September 30, 2005.

Nominating Committee

The members of the Nominating Committee, which is comprised entirely of Independent Trustees, include Walter A. Koelbel, Jr., Michael D. Rierson and Joseph T. Willett. The purpose of the Nominating Committee is: (1) to evaluate the qualifications of and select and nominate candidates for independent trustee membership on the Board; (2) to nominate members of committees of the Board and periodically review committee assignments; and (3) to make recommendations to the Board concerning the responsibilities or establishment of Board committees. The Board of Trustees has adopted a Nominating Committee charter, which is attached to this Proxy Statement as Appendix B. There were three Nominating Committee meetings held during the fiscal year ended September 30, 2005.

The Committee may take into account a wide variety of factors in considering prospective trustee candidates, which could in appropriate circumstances include, without limitation: (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iii) the contribution that the person can make to the Board, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; and (v) other desirable personality traits and skills, which could include independence, leadership and the ability to work with the other members of the Board or such other factors as the Committee may consider relevant. The Committee will consider potential trustee candidates recommended by Fund shareholders provided that: (i) the proposed candidates satisfy the trustee qualification requirements; and (ii) the nominating shareholders comply with the Trust’s Policies for Consideration of Board Member Candidates, which are attached to this Proxy Statement as Appendix C. Other than in compliance with the requirements mentioned in the preceding sentence, the Committee will not otherwise evaluate potential trustee candidates nominated by shareholders in a different manner from other nominees, and the general standard of the Committee is to treat all equally qualified nominees in the same manner. The Committee may identify prospective trustee candidates from any reasonable source and has the ability to engage third-party search services for the identification and evaluation of potential nominees. Each of the non-incumbent Nominees was recommended to the Nominating Committee for its further consideration by the Trust’s chief executive officer.

Shareholder Approval: One-third (1/3) of the shares of the Trust outstanding and entitled to be cast on the Record Date, present in person or represented by proxy constitutes a quorum for the transaction of business with respect to the proposal. Election of Trustees is by a plurality of votes cast by shareholders of the Funds. The votes of each Fund of the Trust will be counted together with respect to the election of the Nominees.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE

ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES

OF THE FUNDS.

GENERAL INFORMATION ABOUT THE FUNDS

Set forth below is a description of the service providers of the Trust.

Investment Adviser

Marsico Capital Management, LLC (the “Adviser” or “MCM”), located at 1200 17th Street, Suite 1600, Denver, CO 80202, serves as the investment adviser to each Fund under an Investment Advisory and Management Agreement (the “Agreement”) with the Trust. The Agreement provides that the Adviser will furnish continuous investment advisory and management services to the Funds. MCM was organized in September 1997 as a registered investment adviser. In addition to providing services to the Funds, MCM provides investment management services to other mutual funds and private accounts and, as of September 30, 2005, had approximately $57.1 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of the Adviser.

Distributor

UMB Distribution Services, LLC, located at 803 W. Michigan Street, Suite A, Milwaukee, WI 53233, serves as the distributor of the Funds’ shares.

Administrator

UMB Fund Services, Inc., located at 803 W. Michigan Street, Suite A, Milwaukee, WI 53233, serves as the Funds’ administrator.

Custodian

State Street Bank and Trust Company, located at 225 Franklin Street, Boston, MA 02110, acts as the custodian of each Funds’ assets.

Transfer Agency

UMB Fund Services, Inc., acts as transfer agent for shares of the Funds.

Independent Registered Public Accounting Firm

The firm of PricewaterhouseCoopers LLP (“PWC”) has been selected as the independent registered public accounting firm (auditors) that will audit the financial statements of the Funds for the current fiscal year. PWC, in accordance with Independence Standards Board Standard No. 1 (“ISB No. 1”), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. Certain information concerning the fees and services provided by PWC to the Funds and to MCM and its affiliates for the most recent fiscal year of the Funds is provided below. For purposes of the following information, MCM and any entity controlling, controlled by or under common control with MCM that provides ongoing services to the Funds are referred to as “Service Affiliates.”

(1)	Audit Fees. The aggregate fees billed for each of the Trust’s last two fiscal years (the “Reporting Periods”) for professional services rendered by PWC for the audit of the Trust’s annual financial statements, or services that are normally provided by PWC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

Fiscal Year Ended	Audit Fees
9/30/04	$95,215
9/30/05	$101,000

(2)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PWC to any Service Affiliates that were reasonably related to the performance of the annual audit of the Service Affiliates for the last two fiscal year ends were as follows.

Fiscal Year Ended	Audit-Related Fees
9/30/04	$0
9/30/05	$0

(3)	Tax Fees. The aggregate fees billed to the Trust in the Reporting Periods for professional services rendered by PWC for tax compliance, tax advice and tax planning (“Tax Services”) for the last two fiscal year ends were as follows:

Fiscal Year Ended	Tax Fees
9/30/04	$13,500
9/30/05	$14,500

Fees included in the Tax Fees category comprise all services performed by professional staff in PWC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(4)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PWC to the Trust. The aggregate non-audit fees billed by PWC for services rendered to the Service Affiliates for the last two fiscal year ends (consisting of PWC’s annual AIMR verification for MCM) were $27,500 in 2004 and $32,000 in 2005, respectively.

100% of the fees noted in paragraphs (2)–(4) above were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

All non-audit services of the specified type (services that were provided by PWC to the investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust) were pre-approved.

Pursuant to the Trust’s Audit Committee Charter and Policies and Procedures (collectively, the “Procedures”), the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent auditors, and (ii) all permissible non-audit services to be provided by such independent auditors to any Service Affiliates if the engagement directly relates to the Trust’s operations and financial reporting.

In accordance with the Procedures, the Committee is responsible for the engagement of the independent auditors to certify the Trust’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Committee may pre-approve such services on a project-by-project basis as they arise. The Procedures also permit the Committee to delegate authority to the Audit Committee Chairman (the “Designated Member”) to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent auditor’s provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

PROPOSAL 2 - All Funds

TRANSACT OTHER PROPER BUSINESS

Other Matters to Come Before the Special Meeting

The purpose of this proposal is to authorize the Trust and the Board to transact such other business as may properly come before the Special Meeting (including any adjournments and postponements thereof). The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying Proxy Card will vote thereon in accordance with their judgment.

Proposals of Shareholders

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Proxy Statement relating to such meeting.

Shareholders who wish to communicate with the Board about business matters relating to the Trust that are appropriate for the Board’s consideration should send communications to the attention of the Secretary of the Trust, 1200 17th Street, Suite 1600, Denver, CO 80202. Appropriate communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Board or its designee.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement, along with a Notice of the Special Meeting and Proxy Card, is first being mailed to shareholders of the Trust on or about December 16, 2005. Only shareholders of record as of the close of business on the Record Date, November 30, 2005, will be entitled to notice of, and to vote at, the Special Meeting (including any adjournments or postponements thereof). If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposals. A proxy may be revoked at any time before or at the Special Meeting by delivering to the Funds a subsequently dated Proxy Card (by written proxy or through one of the appropriate websites), calling the toll-free number listed on the Proxy Card, providing other written notice of revocation to the Funds, or by attending and voting at the Special Meeting. If shares beneficially owned by a shareholder are held by a broker in its name, the broker may be permitted to vote the shareholder’s shares on the proposal relating to the election of Trustees and other proposals if the broker does not receive instructions from the shareholder. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR the election of the eight (8) Nominees as Trustees.

Quorum & Voting Requirement

The presence at the Special Meeting, in person or by proxy, of the holders of one-third (1/3) of the outstanding shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. Election of Trustees is by a plurality of votes cast by shareholders of the Funds. The votes of each Fund of the Trust will be counted together with respect to the election of Nominees. If all of the Nominees for election as Trustees are not elected, the Trustees will consider what other actions to take in the best interest of the Funds.

ADJOURNMENTS

In the event that sufficient votes to constitute a quorum or approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Trust present in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals and will vote against such adjournment those proxies to be voted against the proposals.

EFFECT OF ABSTENTIONS

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions will be treated as shares that are present for quorum purposes but which have not been voted. As a result, such abstentions will have the effect of a vote against the proposals.

PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be borne by the Trust. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of the Adviser, or other service providers to the Trust, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, fax or personally.

MIS, an ADP Company, has been engaged to assist in the solicitation of proxies. MIS has estimated that its services may cost the Trust approximately $56,000 for soliciting registered shareholders who purchased shares directly from the Funds, plus an additional $123,000 for soliciting indirect beneficial shareholders who purchased shares through a financial intermediary. The actual costs of solicitation services to the Trust could substantially exceed these estimates. As the Special Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of MIS if their votes have not yet been received. Authorization to permit MIS to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the MIS representative is required to ask for each shareholder’s full name and complete mailing address on the account to confirm that the shareholder has received the Proxy Statement and Proxy Card and that they were mailed to the correct address. If the information solicited agrees with the information provided to MIS, the MIS representative has the responsibility to explain the process, read the proposals listed on the Proxy Card, and ask for the shareholder’s instructions on such proposals. The MIS representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The MIS representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote and the shareholder will be asked to call immediately if his or her instructions are not correctly reflected in the confirmation.

In all cases where a shareholder elects to vote by electronic proxy, the shareholder may access the Trust’s website at either www.marsicofunds.com if Shares were purchased directly from the Funds or the website listed on the Proxy Card if Shares were purchased through a financial advisor or other intermediary. The shareholder will be prompted to provide the 12-digit control number provided on the proxy ballot. If this information has been correctly entered, the Shareholder will be provided with an online explanation of the process and a recitation of the proposals listed on the Proxy Card. The Shareholder will then have the opportunity to give his or her instructions on such proposals. Upon completion of voting, the shareholder may elect to receive an electronic confirmation of the vote by providing his or her email address.

If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy telephonically or electronically, the shareholder may still submit the Proxy Card originally sent with the Proxy Statement or attend in person. Should the shareholder require additional information regarding the proxy or a replacement Proxy Card, they may contact the Marsico Funds toll-free at 888-860-8686. Any proxy given by a shareholder, whether in writing or by telephone, is revocable.

SHARE INFORMATION

Holders of record of shares of the Marsico Focus Fund, Marsico Growth Fund, Marsico 21st Century Fund and Marsico International Opportunities Fund at the close of business on the Record Date will be entitled to one vote per share for that Fund on all business to be conducted at the Special Meeting. The number of shares outstanding as of the Record Date was 219,892,705 for the Marsico Focus Fund, 119,935,362 for the Marsico Growth Fund, 33,126,842 for the Marsico 21st Century Fund and 21,252,322 for the Marsico International Opportunities Fund.

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of each of the Funds as of the Record Date, please refer to Appendix D.

Appendix A

Current Executive Officers of the Trust

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
Thomas F. Marsico[1] 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1955	Trustee, President and Chief Executive Officer Since December 1997	Chief Executive Officer, Marsico Capital Management, LLC (September 1997 – present).

Christopher J. Marsico[1] 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1961	Vice President and Treasurer Since September 2002	President, Marsico Capital Management, LLC (June 2002-Present); Chief Operations Officer, Marsico Capital Management, LLC (September 1997-June 2002).

Mary L. Watson 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1959	Vice President and Secretary Since September 2002	Chief Operations Officer, Marsico Capital Management, LLC (June 2002 - Present); Vice President of Client Services, Marsico Capital Management, LLC (September 1997- June 2002).

David C. Price, CPA 1200 17th Street Suite 1600 Denver, CO 8020 2 DOB: 1969	Chief Compliance Officer Since August 2004	Chief Compliance Officer, The Marsico Investment Fund, and Director of Compliance, Marsico Capital Management, LLC (August 2004 - present); Senior Compliance Officer, INVESCO Institutional, N.A. (October 2003 - July 2004); Assistant Vice President-Compliance, Berger Financial Group LLC and The Berger Funds (March 2001 - May 2003); Manager-Compliance, Berger Financial Group LLC (October 1998 - March 2001).

Sander M. Bieber 1775 I Street, N.W. Washington, D.C. 20005 DOB: 1950	Assistant Secretary Since December 1997	Partner, Dechert LLP (law firm) (more than five years).

1	Mr. Thomas Marsico and Mr. Christopher Marsico are brothers.

A-1

Appendix B

NOMINATING COMMITTEE CHARTER

The Marsico Investment Fund

Committee Composition

The Nominating Committee of The Marsico Investment Fund (the “Trust”) shall be composed entirely of the Independent Trustees of the Trust. Other Trustees of the Trust, while not serving as members of the Committee, nonetheless may identify and recommend potential candidates to the Committee for its consideration, and otherwise, upon request, assist the Committee in the discharge of its responsibilities.

Board Nominations

1.	In the event of any vacancies on or additions to the Board, the Committee shall evaluate the qualifications of candidates and select and nominate candidates for independent trustee membership on the Board. The Committee may solicit suggestions for nominations from any source it deems appropriate. The Trust’s Policies for Consideration of Board Member Candidates provide further guidance to the Committee in performing related responsibilities.

2.	Persons nominated as Independent Trustees may not be “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). With respect to such nominees, the Committee shall carefully evaluate their independence from any investment adviser or other principal service provider to the Trust. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Trustee.

3.	In assessing the qualifications of a potential candidate for independent trustee membership on the Board, the Committee shall consider such other factors as it may deem relevant.

Committee Nominations

1.	The Committee shall nominate members of committees of the Board and periodically shall review committee assignments.

2.	The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

Other Powers and Responsibilities

1.	The Committee shall meet as necessary in connection with any vacancy on or addition to the Board or any committee thereof, and otherwise from time to time as it deems appropriate to perform its responsibilities.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to seek the advice of counsel to the independent Trustees and to retain experts, as it deems appropriate, at the expense of the Trust. It shall consult with counsel to the

B-1

Trust or to the Independent Trustees concerning the requirements of the 1940 Act applicable to the selection and qualification of independent trustees.

3.	The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

Adopted: November 10, 2004

B-2

Appendix C

THE MARSICO INVESTMENT FUND

Policies for Consideration of Board Member Candidates

Pursuant to the Charter of the Nominating Committee of The Marsico Investment Fund (collectively, the “Nominating Committee” of the “Trust”), the Nominating Committee is charged with evaluating the qualifications of candidates to serve on the Trust’s Board of Trustees (“Board”) and with selecting and nominating members of the Board who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”). These Policies shall apply to the Nominating Committee’s consideration of Board member candidates.

Qualification of Candidates

In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate’s potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating Committee may solicit suggestions for nominations from any source it deems appropriate. The Nominating Committee also may engage independent consultants, as it deems necessary or appropriate, for the purpose of making recommendations concerning Board member candidates. All qualified candidates will be given appropriate consideration by the Nominating Committee.

No person shall be qualified to be a Board member unless the Nominating Committee, in consultation with legal counsel, has determined that such person, if selected or elected as a Board member, would not cause the Trust to be in violation of, or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Trust’s organizational documents; or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Trustees. In addition, no person may be nominated to the Board who has violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

Nominations from Shareholders

While the Nominating Committee is solely responsible for evaluating, selecting and nominating candidates to serve on the Board, the Nominating Committee may consider nominations from shareholders of the Trust. Shareholders may submit for the Nominating Committee’s consideration recommendations regarding potential candidates for service on the Board. Each eligible shareholder may submit no more than one candidate each calendar year.

In order for the Nominating Committee to consider submissions from shareholders, the following requirements must be satisfied regarding the candidate:

(a)	The candidate must satisfy all qualifications provided herein, in the Trust’s organizational documents, and applicable law, including qualification as a possible Independent Trustee if the candidate is to serve in that capacity.

(b)	The candidate may not be the nominating shareholder or a member of the immediate family of the nominating shareholder.[1]

(c)	Neither the candidate nor any member of the candidate’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity.

(d)	Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate’s name was submitted, during the immediately preceding calendar year, or during the year when the candidate’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder.

(e)	The candidate may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder entity, or of an affiliate of the nominating shareholder entity.

(f)	The candidate may not control the nominating shareholder entity (or, in the case of a holder or member that is a Trust, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g)	A shareholder may not submit for consideration a candidate which has previously been considered by the Nominating Committee.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder submitting the candidate:

(a)	The Nominating Committee only will consider submissions that are received within the one year immediately preceding the Nominating Committee’s consideration of Board member candidates.

(b)	Any shareholder submitting a candidate must beneficially own, either individually or in the aggregate, securities of the Trust and have held securities in the Trust for a minimum of one consecutive year, and that are eligible to vote both at the time of submission of the candidate and at the time of the Board member election. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder must also bear the economic risk of the investment.

Shareholders submitting candidates to the Nominating Committee must substantiate compliance with the above requirements, at the time of submitting the candidate, to the attention of the Trust’s Secretary, who will provide all submissions meeting the requirements stated herein to the Nominating Committee. This submission to the Secretary of the Trust must include:

(a)	Contact information for the nominating shareholder;

(b)	A certification from the nominating shareholder which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least one year as of the date of the nomination.

[1]	The terms “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(c)	The candidate’s contact information and the number of applicable Trust shares owned by the candidate;

(d)	All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and

(e)	A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Trust’s Board.

It shall be in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

The Board may amend these policies as may be necessary or appropriate from time to time.

Adopted: November 10, 2004

Appendix D

Share Ownership of the Funds

The following table sets forth the information concerning beneficial and record ownership as of November 30, 2005, of the Funds’ shares by each person who owned of record, or who was known by the Fund to own beneficially, more than 5% of the voting securities of any Fund.

Name and Address of Shareholder	Fund	Shares Owned	Percentage of Outstanding Shares
Charles Schwab & Co., Inc.[1]	Focus Fund	35,615,747	16.20%
101 Montgomery Street,	Growth Fund	28,950,277	24.14%
San Francisco, CA 94104	21st Century Fund	11,661,528	35.20%
	International Opportunities Fund	6,097,775	28.69%

National Financial	Focus Fund	110,556,859	50.28%
Services Corp (Fidelity)[1]	Growth Fund	21,599,909	18.01%
200 Liberty Street	21st Century Fund	6,376,074	19.25%
One World Financial Center New York, NY 10281	International Opportunities Fund	3,591,184	16.90%

Thomas F. Marsico	21st Century Fund	2,092,314	6.32%
1200 17th Street	International Opportunities Fund
Suite 1600		1,805,147	8.49%
Denver, Colorado 80202

STRAFE & CO FAO American Axel Master Trust	International Opportunities Fund	1,639,127	7.71%
PO Box 160 Westerville, OH 43086

State Street Bank & Trust FBO State of Oregon	International Opportunities Fund	1,145,632	5.39%
105 Rosemont Ave
Westwood, MA 02090

[1]	The Trust’s shares can be sold through broker-dealer intermediaries such as those listed above, which generally establish single, omnibus accounts with the Trust’s transfer agent. The beneficial owners of these shares, however, are the individual investors who maintain accounts within these broker-dealer intermediaries.

D-1

TWO NEW EASY WAYS TO VOTE YOUR PROXY:

THE MARSICO INVESTMENT FUND P.O. Box 3210	TO VOTE BY INTERNET:	TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):
Milwaukee, WI 53201-3210

1.      Read the Proxy Statement and have your Proxy Card at hand.

2.      Go to one of the following websites:
www.marsicofunds.com (if shares were purchased directly from the Funds) OR www.proxyweb.com (if shares were purchased through a financial intermediary).

3.      Follow the simple instructions at the website.

1. Read the Proxy Statement and have your Proxy Card at hand. 2. Call toll-free 1-800-690-6903. 3. Follow the simple recorded instructions.

999 999 999 999 99 ←	THE MARSICO INVESTMENT FUND Marsico Focus Fund Marsico Growth Fund Marsico 21st Century Fund Marsico International Opportunities Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES	Special Meeting of Shareholders - February 8, 2006

The undersigned hereby appoints Christopher J. Marsico, Vice President and Treasurer of The Marsico Investment Trust (the “Trust”) and Mary L. Watson, Vice President and Secretary of the Trust as proxies, and authorizes either of them to vote for and in the name, place and stead of the undersigned at the special meeting of Shareholders of the Trust and each of its series named below (each a “Fund” and collectively, the “Funds”), consisting of the Marsico Focus Fund, Marsico Growth Fund, Marsico 21st Century Fund and Marsico International Opportunities Fund to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on February 8, 2006 at 10:00 a.m., Mountain Time, and at any adjournment or postponement thereof, according to the number of votes and as fully as if personally present. The special meeting and any adjournment(s) or postponement(s) of the meeting are referred to in this Proxy Card as the “Special Meeting.”

If you are a beneficial shareholder and your broker holds your shares in its name, the broker may be permitted to vote your shares on the proposal relating to the election of Trustees and other proposals if the broker does not receive instructions from you.

ê

Date

Signature(s)	(PLEASE SIGN WITHIN BOX)

Please sign this proxy exactly as your name or names appear on this card. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

ê	ê	Marsico 2006 kw

MIS EDITS: # OF CHANGES / PRF 1 PRF 2

LABEL BELOW FOR MIS USE ONLY! PO# M1329 UMB FUND SERVICES MARSICO FUNDS ORIGINAL 1-UP STD 11-22-05 KD	OK TO PRINT AS IS* *By signing this form you are authorizing MIS to print this form in its current state. SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
KRISTEN (MARSICO FUNDS - UMB FEB 2006 KW)
CHANGED TO 2UP 11-29-05 KD REVIEW #1 11-29-05 KD REVISION #1 12-07-05 KD

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒	ê

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR EACH NOMINEE.

VOTE ON PROPOSALS

1. The election of the following eight (8) Nominees as Trustees for The Marsico Investment Fund:

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) Thomas F. Marsico	(05) Joseph T. Willett
(02) J. Jeffrey Riggs	(06) Jay S. Goodgold	☐	☐	☐
(03) Walter A. Koelbel, Jr.	(07) Elizabeth Hoffman
(04) Michael D. Rierson	(08) Christopher E. Kubasik

*  INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the number of the nominee(s) from whom you are withholding your vote on the line provided below.

2.      To transact such other business as may properly come before the Special Meeting (including any adjournments or postponements thereof).

         In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Special Meeting (including any adjournments or postponements thereof).

NOTE: If you own shares in more than one Fund please complete a separate proxy card for each Fund.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê			Marsico 2006 kw		ê

MIS EDITS: # OF CHANGES / PRF 1 PRF 2

LABEL BELOW FOR MIS USE ONLY! PO# M1329 UMB FUND SERVICES MARSICO FUNDS ORIGINAL 1-UP STD 11-22-05 KD	OK TO PRINT AS IS* *By signing this form you are authorizing MIS to print this form in its current state. SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
KRISTEN (MARSICO FUNDS - UMB FEB 2006 KW)
CHANGED TO 2UP 11-29-05 KD REVIEW #1 11-29-05 KD REVISION #1 12-07-05 KD